Exhibit 10.32

AMENDMENT TO

WARRANT TO PURCHASE SHARES OF COMMON STOCK

OF

SCOUTCAM INC. (F/K/A INTELLISENSE SOLUTIONS INC.)

(the “Corporation”)

THIS AMENDMENT TO THE WARRANT TO PURCHASE SHARES OF COMMON STOCK (the “Amendment”) is entered into as of November __, 2020, by and between ScoutCam Inc. (f/k/a Intellisense Solutions Inc.), a Nevada corporation (the “Company”) and the Holder listed in the signature block hereto (““Holder”). Each of the Company and the Holder is a ‘Party” and together, they are the “Parties”.

WHEREAS,	the Company and the Holder entered into certain Warrants to purchase shares of the Company’s common stock, par value $0.001 per share, effective as of December 30, 2019 (the “Original Warrant”); and

WHEREAS,	the Parties wish to amend certain provisions of the Original Warrant, all as set forth herein.

NOW, THEREFORE, the parties hereto agree to amend the Original Warrant as follows:

1.	Section 4(a) (Transferability) shall be amended such that the clause shall be deleted in its entirety, and replaced with: “This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant, substantially in the form attached hereto as Exhibit B, duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.”

2.	Except as otherwise amended hereby, the provisions of the Original Warrant shall remain unchanged and in full force and effect.

3.	This Amendment shall be deemed for all intents and purposes as an integral part of the Original Warrant.

4.	This Amendment may be signed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one agreement.

Exhibit B

ASSIGNMENT OF WARRANT

(To be signed only upon authorized transfer of the Warrant)

For Value Received, the undersigned hereby sells, assigns, and transfers unto ____________________ the right to purchase _______________ shares of Common Stock of ScoutCam Inc. (f/k/a Intellisense Solutions Inc.), a Nevada corporation, to which the within Warrant relates, and appoints ____________________, as attorney-in-fact, to transfer said right on the books of ScoutCam Inc. with full power of substitution and re-substitution in the premises. By accepting such transfer, the transferee has agreed to be bound in all respects by the terms and conditions of the within Warrant.

Dated:

(Signature) *

(Name)

(Address)

*	The signature on this Assignment of Warrant must correspond to the name as written upon the face of the Common Stock Purchase Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.

- Signature Page to Follow –

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Original Warrant as of the first date written above.

ScoutCam Inc.
By:	Professor Benad Goldwasser
Title:	Chairman of the Board

[Company Signature Page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Original Warrant as of the first date written above.

By:
Title:

[Holder Signature Page]